UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2009
ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan (Address of principal executive offices)	48858-1649 (Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)
☐     Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On August 27, 2009, the Board of Directors of Isabella Bank Corporation (ISBA) voted to amend Article III, Section 6, of ISBA’s Bylaws, effective immediately. Currently, Article III, Section 6 requires a director to retire from the Corporation’s Board of Directors at the end of the month during which he or she attains age 70. Pursuant to the amendment, a director who attains age 70 during 2010 would remain on the Board until January 1, 2011. A copy of the Amendment is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Description

3.1	Bylaw amendment dated August 27, 2009.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION
Dated: August 27, 2009.	By:	/s/ Dennis P. Angner
Dennis P. Angner, President and CEO